747181638 21671763 April 19, 2022 To: Each Party to the Receivables Financing Agreement described below Re: Bank Rate for the Interest Period commencing on April 20, 2022 Ladies and Gentlemen: Reference is hereby made to that certain Receivables Financing Agreement dated as of July 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among ADT FINANCE LLC, a Delaware limited liability company, as Borrower, ADT LLC, a Delaware limited liability company, in its individual capacity and as initial Servicer, MIZUHO BANK, LTD., as Administrative Agent, Arranger, Collateral Agent, Structuring Agent, a Group Agent and a Lender, MUFG BANK, LTD., as a Lender and Group Agent, STARBIRD FUNDING CORPORATION, as a Conduit Lender, and BNP PARIBAS, as a Lender and Group Agent for itself and Starbird Funding Corporation. Capitalized terms not defined in this letter agreement (this “Letter Agreement”) shall have the meanings assigned to such terms in the Receivables Financing Agreement and the rules of interpretation set forth in Section 1.02 of the Receivables Financing Agreement shall apply herein as if fully set forth herein, mutatis mutandis. 1. The parties hereto agree, effective as of the date hereof, upon receipt by the Administrative Agent of counterparts of this Letter Agreement, duly executed by each of the parties hereto, that, notwithstanding any other provisions of the Receivables Financing Agreement to the contrary, the Bank Rate for all Rate Tranches solely for the Interest Period commencing on and including April 20, 2022 to and excluding May 20, 2022 shall be 0.59443% per annum. 2. Except as specifically set forth herein, the Receivables Financing Agreement (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect in accordance with its original terms. All obligations shall continue to be valid, enforceable, and in full force and effect and shall not be impaired, in any respect, by the effectiveness of this Letter Agreement. Reference to this specific Letter Agreement need not be made in the Receivables Financing Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Receivables Financing Agreement, any reference in any of such items to the Receivables Financing Agreement being sufficient to refer to the Receivables Financing Agreement as amended hereby. After this Letter Agreement becomes effective, all references in any Transaction Document to the Receivables Financing Agreement, including by reference, as applicable, to “this Agreement”, “hereof”, “herein”, or words of similar effect, shall be deemed to be references to the Receivables Financing Agreement, as amended hereby. This Letter Agreement shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Financing Agreement or any other Transaction Document other than as specifically set forth herein. The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of or operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders under the Receivables Financing Agreement or any of the other Transaction Documents. This Agreement shall not constitute a novation of the obligations and liabilities of the parties under the Receivables Financing Agreement or the other Transaction Documents as in effect on or prior to the effective date hereof. 3. This Letter Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of

2 747181638 21671763 an originally executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Letter Agreement and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form (provided that no electronic signatures may be affixed through the use of a third-party service provider), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and may, but shall have no duty to, investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. 4. GOVERNING LAW. THIS LETTER AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY, INTERPRETATION, CONSTRUCTION, BREACH, ENFORCEMENT OR TERMINATION HEREOF, AND WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. 5. WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LETTER AGREEMENT OR THE RECEIVABLES FINANCING AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS LETTER AGREEMENT, THE RECEIVABLES FINANCING AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY. [Signature Pages to Follow]

S-1 Bank Rate Letter 747181638 21671763 MIZUHO BANK, LTD., as Administrative Agent, as Collateral Agent, as Structuring Agent, as Group Agent for the Mizuho Group and as a Lender By: Name: Title:

747181638.6 21671763 S-2 Bank Rate Letter MUFG BANK, LTD., as Lender and Group Agent By: Name: Title: Christopher Pohl Managing Director

S-3 Bank Rate Letter 747181638 21671763 BNP PARIBAS, as a Lender and as a Group Agent By: Name: Title: By: Name: Title: STARBIRD FUNDING CORPORATION, as Lender By: Name: Title: Advait Joshi Director Steven Parsons Managing Director